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                                                                      Exhibit 21

PARENTS AND SUBSIDIARIES

                 AMERICAN STANDARD INC. (DELAWARE) - REGISTRANT

                                                                         Subsid-
                                                                         iaries*

U.S. SUBSIDIARIES:

  The American Chinaware Company (Delaware)
  American Standard Credit Inc. (Delaware)
  American Standard Financial Corporation (Delaware)
  American Standard International Inc. (Delaware)
  American Standard Medical Systems, Inc. (Delaware)
    DiaSorin Inc. (Delaware)
    DiaSorin International Inc. (Delaware)
    Meretek Diagnostics, Inc. (Delaware)
    Sienna Biotech, Inc. (Delaware)
  American Standard Shared Services Inc. (Delaware)
  American Standard Water Heaters Corporation (Delaware)
  Amstan Air Inc. (Delaware)
  Amstan Logistics Inc. (Delaware)
  A-S Energy, Inc. (Texas)
  Hermann Trane Harrisburg Inc. (Delaware)
  It Holdings Inc. (Delaware)
  Rand Trane Dallas Inc. (Delaware)
    FACS Facility Services, Inc. (Texas)
  Standard Compressors Inc. (Delaware)
  Standard Sanitary Manufacturing Company (Delaware)
  The Trane Company (Delaware)
  Trane Central America, Inc.
  Trane Export, Inc. (Delaware)
  Trane Hellas Inc.
  WABCO Automotive Control Systems Inc. (Delaware)
  WABCO Automotive Holdings Inc.
    WABCO Air Compressor Holdings Inc.
    WABCO Korea Inc.
  WABCO Company (Pennsylvania)
  World Standard Ltd. (Delaware)

(American Standard Inc., American Standard International Inc., WABCO Company
  and Standard Sanitary Manufacturing Company - Immediate Parents)
    Wabco Standard Trane Holdings Inc. (Delaware)

(American Standard Inc. & 26 Delaware subsidiaries - Immediate Parents)
  A-S Thai Holdings Ltd. (Delaware)

FOREIGN SUBSIDIARIES:

  Air Conditioning Products

    (Wabco Standard French Holdings SNC - Immediate Parent)
      Societe Trane (France)
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PARENTS AND SUBSIDIARIES - (Continued)

                                                                         Subsid-
                                                                         iaries*
Air Conditioning Products (continued)

    (The Trane Company - Immediate Parent)
       Trane S.A. (Switzerland)
         Trane Korea, Inc. (Korea)
       TM Air Conditioning Sdn. Bhd. (Malaysia) (70%)
       Trane Airconditioning Pte. Ltd. (Singapore)
         TTS Limited (Taiwan) (60%)
       Trane de Argentina S.A. (Argentina)
       Trane de Colombia (Colombia)

    (American Standard (U.K.) Limited - Immediate Parent)
       Trane Limited (U.K.)
       Trane (United Kingdom) Limited (U.K.)
         Trane (Scotland) Limited (Scotland)

    (American Standard International Inc. & WABCO Standard TRANE B.V. -
       Immediate Parents)
       American Standard Trane Japan, Ltd. (Japan)
         Trane Reinetsu Service Co., Ltd. (Japan)

    (WABCO Standard TRANE B.V. - Immediate Parent)
       TDU Pty. Ltd. (Australia) (80%)
       Trane AirConditioning B.V. (Netherlands)
       Trane Espanola S.A. (Spain)
         Trane Aire Acondicionado, S.A. (Spain)
       Trane (Schweiz) AG (Switzerland)
       Trane Italia S.r.l. (Italy)

    (Trane Hellas Inc. - Immediate Parent)
       Trane Hellas S.A. (Greece)

    (WABCO Standard TRANE B.V. & Societe Trane - Immediate Parents)
       Trane S.A.E. (Egypt) (91.58%)

    (American Standard Inc. - Immediate Parent)
       TAC Distribution Pte. Ltd. (Singapore)

    (American Standard Inc. & 3 Delaware subsidiaries - Immediate Parents)
       TROC Airconditioning Ltd. (Taiwan )

Transportation Products

    (WABCO Standard GmbH and Wabco Standard Trane Holdings Inc. -
      Immediate Parents)
      WABCO Standard TRANE B.V. (Netherlands)
        WABCO Austria G.m.b.H. (Austria)
        WABCO Automotive AB (Sweden)
        WABCO Automotive B.V. (Netherlands)
        WABCO Belgium S.A.-N.V. (Belgium)
        WABCO B.V. (Netherlands)
        WABCO Espana S.A. (Spain)
        WABCO Europe B.V. (Netherlands)
        WABCO (Schweiz) AG (Switzerland)
        WABCO Standard French Holdings SNC (France)
          WABCO Westinghouse S.A. (France)
            WABCO France SNC (France)
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PARENTS AND SUBSIDIARIES - (Continued)

                                                                         Subsid-
                                                                         iaries*
  Transportation Products (Continued)

    (Ideal Standard S.r.l. and Wabco Standard Trane Holdings Inc. -
      Immediate Parents)
      American Standard (U.K.) Limited (England)
        Clayton Dewandre Holdings Limited (England)
        WABCO Automotive UK Limited (England)
        The Bridge Foundry Company Limited (England)

    (Ideal Standard S.r.l. - Immediate Parent)
      WABCO Automotive Italia S.p.A. (Italy)

    (WABCO Standard Trane Holdings Inc. - Immediate Parent)
      WABCO-Standard GmbH (Germany)
        WABCO Fahrzeugsysteme GmbH (Germany)
          WABCO GmbH & Co. OHG (Germany)
        WABCO GmbH (Germany)
          WABCO Perrot Bremsen GmbH (Germany)

    (WABCO Automotive Holdings Inc. - Immediate Parent)
      WABCO GmbH (Bonn, Germany)

Building Products

    (American Standard Inc. and A-S Thai Holdings Ltd. - Immediate Parents)
      American Standard Sanitaryware (Thailand) Public Company Limited
       (Thailand) (81.3%)

    (American Standard Inc. - Immediate Parent)
      EBS Eczacibasi Banyo Kuvetleri Sanayi Ve Ticaret A.S. (Turkey) (50%) Egyptian American Sanitary Wares Co. S.A.E. (Egypt) (59.2%)
      American Standard Philippine Holdings Inc. (Philippines)

    (American Standard Inc. & American Standard Philippine Holdings Inc.-
      Immediate Parents
        Sanitary Wares Manufacturing Corporation (Philippines)  (61.99%)

    (WABCO Westinghouse S.A. - Immediate Parent)
      Porcher, S.A. (France)

    (Wabco Standard Trane Inc. - Immediate Parent)
      Ideal Standard Wabco Industria e Comercio Ltda. (Brazil) (a)

    (American Standard (U.K.) Limited - Immediate Parent)
      Ideal-Standard Limited (England)

    (Wabco Standard Trane Holdings Inc. & WABCO Standard TRANE B.V.
      - Immediate Parents)
      WABCO Standard Trane Inc. (Canada) (b)

    (Wabco Standard Trane Inc. and Wabco Standard Trane B.V.
      - Immediate Parents)
      Ideal-Standard, S.A. de C.V. (Mexico)                                  2

    (WABCO Standard Trane B.V. and Wabco Standard Trane Holdings Inc.
      - Immediate Parents)
      Ideal Standard s.r.l. (Italy)
        Ideal Standard  S.A. (Greece)
        Sanistan B.V. (Netherlands)  (94%)
          Keramicke Zavody Teplice, AS (Rep. of Czechoslovakia) (76%)
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PARENTS AND SUBSIDIARIES - (Continued)

                                                                         Subsid-
                                                                         Iaries*

    (Wabco Standard Trane Holdings Inc. - Immediate Parent)
      WABCO-Standard GmbH (Germany)
        Ideal Standard Sanitar GmbH (Germany)
          Ideal Standard GmbH & Co. OHG (Germany)
            American Standard Korea, Inc. (Korea )

    (American Standard International Inc. - Immediate Parent)
      Ideal-Standard GmbH (Hannover, Germany)

    (American Standard International Inc. & Hermann Trane Harrisburg
      Inc. - Immediate Parents)
      PT Indo American Ceramics (Indonesia)

    (American Standard International Inc. & WABCO Standard TRANE B.V.
      - Immediate Parents)
      Ceramic Sanitaryware Pte. (Singapore)
        Amstan Sanitaryware Inc. (Vietnam)   (84.21%)

    (WABCO Standard TRANE B.V. - Immediate Parent)
      Ideal Standard Europe B.V. (Netherlands)                              2

    (American Standard Inc., WABCO Standard TRANE B.V. & ESAN -
      Immediate Parents)
      Islamic Acrylic Company (MISR Acrylic) S.A.E. (Egypt)

Medical Systems

    (WABCO Standard Trane B.V. and DiaSorin International Inc.
      - Immediate Parents)
      DiaSorin International B.V. (Netherlands)
      DiaSorin, GmbH (Germany)
      DiaSorin, S.A./N.V. (Belgium)
      DiaSorin, S.A. (Spain)
      DiaSorin S.A. (France)
      DiaSorin s.r.l. (Italy)

Miscellaneous

    Standard Europe (EEIG)(France) (c)

      All of the companies listed above operate under their company names and use one or more of the trademarks listed under "Patents and Trademarks" of Item 1 of this annual report on Form 10-K.

            * The number shown under this heading indicates other subsidiaries, not listed by name herein, which are in the same line of business. The name of the immediate parent of such subsidiary or subsidiaries appears opposite the number.

(a)   This subsidiary participates in Building Products and Transportation
      Products.

(b) This subsidiary participates in Building Products and Air Conditioning Products.

(c) A European Economic Interest Grouping organized by certain French and Italian subsidiaries of the Company.

            There are omitted from the table a number of minor or inactive or name-saving subsidiaries, all of which together would not constitute a significant subsidiary.